                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   Form 8-K

                                CURRENT REPORT



    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report:  January 4, 1996



                             PACIFIC TELESIS GROUP



A Nevada                     Commission File                I.R.S. Employer
Corporation                     No. 1-8609                   No. 94-2919931



              130 Kearny Street, San Francisco, California 94108





                        Telephone Number (415) 394-3000

Form 8-K                                                 Pacific Telesis Group
January 4, 1996




Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c) Exhibits:

         The exhibit listed below relates to Registration Statement No. 33-63647 on Form S-3 of the registrant and certain co-registrants and is filed herewith for incorporation by reference in such Registration Statement.

         Exhibit
         Number     Description
         -------    -----------

         5-A        Opinion of Richard W. Odgers, Esq.

Form 8-K                                                 Pacific Telesis Group
January 4, 1996





                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                   Pacific Telesis Group




January 5, 1996                    By: /s/R. W. Odgers
                                   ---------------------------
                                   R. W. Odgers
                                   Executive Vice President, General Counsel
                                   & Secretary

                                 EXHIBIT INDEX

The exhibit listed below relates to Registration Statement No. 33-63647 on Form S-3 of the registrant and certain co-registrants and is filed herewith for incorporation by reference in such Registration Statement.

     Exhibit
     Number      Description
     -------     -----------

     5-A         Opinion of Richard W. Odgers, Esq.